BLACKROCK FUNDSSM
BlackRock Commodity Strategies Fund
(the “Fund”)

Supplement dated December 31, 2015 to the Fund’s
Prospectus dated November 27, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Evy Hambro	2011	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2011	Managing Director of BlackRock, Inc.
Rob Shimell	2011	Managing Director of BlackRock, Inc.
Ricardo Fernandez	2014	Vice President of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Evy Hambro, Poppy Allonby, CFA, Rob Shimell and Ricardo Fernandez are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Evy Hambro	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock’s Natural Resources Equity team; Portfolio Manager of Merrill Lynch Investment Managers, L.P. and its predecessor from 1994 to 2006.
Poppy Allonby, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since
2012; Director of BlackRock, Inc. from 2007
to 2011; Vice President of BlackRock, Inc.
from 2006 to 2007; Director of Merrill Lynch
			Investment Managers, L.P. in 2006.
Rob Shimell	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014; Principal at Barclays Global Investors (“BGI”) from 2008 to 2009; Associate at BGI from 2004 to 2008.
Ricardo Fernandez	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Vice President of BlackRock, Inc. since 2014; Associate at BlackRock, Inc. from 2011 to 2014; Analyst at BlackRock, Inc. from 2008 to 2011.

Shareholders should retain this Supplement for future reference.

PRO-CS-1215SUP